UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2016

TOTAL SPORTS MEDIA, INC.
(Exact name of registrant as specified in charter)

Wyoming	000-55140	26-2589503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Chapala Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 308-9151

StreamTrack, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2016, Total Sports Media, Inc. (formerly known as StreamTrack, Inc.) (the “Company”), received notice that its articles of amendment to the Company’s articles of incorporation were accepted by the Secretary of State of Wyoming. Pursuant to the articles of amendment, the Company (i) changed its name to Total Sports Media, Inc., (ii) effected an 800-for-1 reverse split of the Company’s common stock, and (iii) reduced the Company’s authorized shares of common stock from an unlimited number to 40,000,000. The market effective date of the reverse split and name change will be December 6, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Articles of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Sports Media, Inc.

Date: December 5, 2016	By:	/s/ Michael Hill
	Name:	Michael Hill
	Position:	Chief Executive Officer

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